SPANISH RIVER EXECUTIVE PLAZA, LTD.
                          a/k/a Century Financial Plaza

                             OFFICE LEASE AGREEMENT

     THIS OFFICE LEASE AGREEMENT (this "Lease") is made and entered into on the 1st day of October, 1997 (the "Effective Date"), by and between Spanish River Executive Plaza, Ltd. a/k/a Century Financial Plaza, a Florida Limited Partnership ("Landlord") and Manchester Equipment Company, Inc., as ("Tenant").

                              W I T N E S S E T H:

1. DEFINITIONS. Landlord and Tenant hereby agree that the words and phrases herein shall have the following meanings:

         a) "Base Rental" shall mean the sum of $93,279.96 per annum payable $7,773.33 monthly and as adjusted pursuant to Paragraph 5 hereof together with all applicable Florida sales tax.

         b) "Building Standard" shall mean the type of materials Landlord designates from time to time to be the minimum quality to be used as the Leasehold Improvements as defined herein.

         c) "Building" or "Buildings" shall mean all office buildings now or hereafter located upon the real property described in Exhibit "A" attached hereto and made a part hereof (the "Property"). Reference to the "Property" in this Lease shall be deemed to include the Building unless expressly provided otherwise. The Building presently consist of one structure containing 37,002 rentable square feet. The Property has an address of 185 N.W. Spanish River Boulevard, Boca Raton, Florida 33431 and is known as Spanish River Executive Plaza a/k/a Century Financial Plaza.

         d) "Commencement Date" shall mean December 1, 1997.

         e) "Common Areas" shall mean those areas of the Building devoted to corridors, elevator foyers and elevator cabs, restrooms, mechanical rooms, janitorial closets, electrical and telephone closets, vending areas and other similar facilities provided for the common use or benefit of tenants generally and/or the public, and Landlord shall have the right, at any time, to change the size and location of the Common Areas.

         f) "Existing Improvements" means the improvements in the Premises on the Effective Date.

         g) "Exterior Common Areas" shall mean the portions of the Property not located within the Building and which are provided and maintained for the common use and benefit of Landlord and tenants of the Building and their respective employees, invitees and licensees, including, without limitation, all unassigned, ground level, uncovered parking areas, and all streets, sidewalks and landscaped areas.

     h) "Hazardous Materials" shall mean any substance defined in the definitions of "hazardous substances", "hazardous wastes", "hazardous materials", "toxic substances", "contaminants", or "pollutants" under applicable federal, state, or local laws, ordinances, codes, or regulations now or hereafter in effect.

         i) "Leasehold Improvements" shall mean those improvements, if any, which Landlord has agreed to complete as set forth in paragraph 53 below.

         j) "Lease Term" shall mean a term commencing on the Commencement Date (December 1, 1997) and continuing until November 30, 2002 (the "Termination Date").

         k) "Lease Year" shall mean the 12 month period starting on the first day of the first full month following the Commencement Date and thereafter, each successive 12 month period.

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         l) "Normal  Business  Hours" shall mean 8:00 a.m. to 6:00 p.m.,  Monday through Friday, excluding legal holidays and from 9:00 a.m. to 1:00 p.m. on Saturdays.

         m) "Premises"  shall mean Suite 270, 260, 259, 255, 254, 257A and 257B, but shall be known only as "Suite 270" hereafter of the Building as outlined on the floor plan attached to this Lease as Exhibit "B" and made a part hereof.

         n) "Rentable Floor Area" shall mean 5,830 rentable square feet of floor area which includes the interior useable area of the Premises, as herein defined, and a prorata portion of the Common Areas. The ratio of the total
Common Areas relative to the Rentable Floor Area shall not vary after the effective date if Landlord changes the size of the Common Areas.

         o) "Security Deposit" shall mean the sum of $8,239.73 which has been paid to Landlord by Tenant concurrent with the execution of this Lease by Tenant (See paragraph 38 below) and which Security Deposit amount shall be in addition to and independent of the Rent Deposit as referenced in Subparagraph 5(d) below.

         p) "Service Areas" shall mean those areas within the exterior walls of the Building used for elevator mechanical rooms, building stairs, fire towers, elevator shafts, flues, vents, stacks, pipe shafts and vertical ducts (but shall not include any such areas designated for the exclusive use or benefit of the Tenant). Landlord shall have the right, at any time and from time to time, to change the size or location of the Service Areas.

         q) "Substantial Completion" shall be defined as set forth in paragraph 53 below.

         r) "Total Rentable Area" shall mean 37,002 square feet which includes the total floor area within the exterior walls of the Building less the Service Areas.

2. LEASE GRANT. Subject to and upon the terms, provisions and conditions herein set forth, and each in consideration of the covenants of the other hereunder, Landlord leases to Tenant and Tenant leases from Landlord the Premises.

3.       LEASE TERM.
         a) This Lease shall continue in force during the Lease Term until terminated or extended as provided herein.

4.       USE.
         a) The Premises shall be used and occupied by Tenant solely for the purpose of executive and general offices including, but not limited to, a conference facility, sales, training facility, computer related service and maintenance facility, showroom and demonstration room facility, and all lawful purposes thereto. Tenant agrees not to use or permit the use of the Premises for any purpose which is illegal, or which, in Landlord's reasonable opinion, creates a nuisance or which would increase the cost of insurance coverage with respect to the Property.

         b) Tenant represents and warrants that Tenant will keep the Premises free from contamination by Hazardous Materials and that the Premises and the activities to be conducted thereon will not pose any hazard to human health or violate any applicable current federal, state, or local laws, ordinances, rules, codes, or regulations perTaining to Hazardous Materials or industrial hygiene or environmental conditions (collectively referred to herein as "Environmental Laws"). Tenant at its sole cost and expense shall conform to all existing and any future changes in the Environmental Laws, whether foreseen or unforeseen, and will take all direct and indirect actions required in order to keep its Premises or any activities conducted therein free from any violation of any current or future applicable Environmental Laws. Tenant agrees to indemnify, defend and hold Landlord (and Landlord's partners, affiliates, directors, officers, shareholders, employees, mortgagees, heirs successors and assigns, as applicable) harmless from and against any and all claims, losses, damages (including, without limitation, unforeseeable consequential and incidental damages), fines or penalties resulting from the violation of any Environmental




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Laws applicable to the Building and/or the Premises which have been caused by or necessitated by the acts of Tenant and/or its agents. All sums paid and costs incurred by Landlord with respect to the foregoing matters shall be payable by Tenant to Landlord as additional rent due on demand.

         c) Landlord hereby represents and warrants to Tenant that to the best of Landlord's knowledge as of the date of this Lease, no hazardous material has been leaked, spilled, discharged or incorporated into the Premises. Landlord shall notify Tenant immediately if Landlord should discover any hazardous materials or violations of any laws or regulations regarding hazardous materials. Landlord will, at Landlord's sole expense, take all action necessary to remove or abate any hazardous materials should they be found on or in the Premises.

5.       RENTAL.
         a) Tenant covenants and agrees to pay during the Lease Term, to Landlord, without any counterclaim, set off or deduction whatsoever, the Base Rental as set forth in Section 1(a) of the Lease and this Section 5 of the Lease and all such other sums of money as shall become due hereunder (all of which are sometimes herein collectively called "Rent"). The Base Rental payable during each calendar year or portion thereof during the Lease Term, shall be due and payable in 12 equal installments on the first day of each calendar month during the Lease Term and any extensions or renewals thereof, and Tenant hereby agrees to pay such Base Rental and any adjustments thereto to Landlord at Land- lord's address provided herein (or such other address as may be designated by Landlord in writing from time to time). The Tenant hereby waives any and all right to offset or charge any amount owed to Tenant by Landlord against the Rent, Operating Expenses, Operating ExpeNse reimbursements, or any other monies due the Landlord by Tenant under this Lease.

         b) It is also  further  agreed  that the  Landlord  may collect a "Late
Charge" equal to five percent (5%) of any monthly payment which is not paid within ten (10) days of the due date thereof, to cover the extra expense involved in handling delinquent payments, provided that collection of said Late Charge shall not be deemed a waiver by the Landlord of any of its other rights under this Lease. All installments of Rent not paid when due and payable at the end of any grace period provided herein, shall bear interest from that date ^until paid, at eighteen percent (18%) per annum, but no more than the maximum rate allowed under the laws of the State of Florida. Such interest and late charges shall constitute additional rent under this Lease and shall be due and payable on demand, but no later than the next date for any Rent due hereunder.

         c) Tenant shall pay all sales and use taxes levied or assessed against all payments of Rent due under this Lease simultaneously with each payment required hereunder on the date required hereunder without further notice, provided, however, that Landlord will provide Tenant with prior notice of any change in the sales and use taxes that are so assessed. Until such further notice, the Florida State sales tax applicable to all payments of Rent due hereunder shall be deemed to be six percent (6%).

         d) Upon Tenant's execution of this Lease, Tenant shall deposit with Landlord the amount of $8,239.73 which shall be applied to the Base Rental ($7773.33), and sales tax ($466.40) for the first month of the Lease Term^ ("Rent Deposit"), which Rent Deposit amount shall be in addition to and independent of the Security Deposit as referenced in Paragraph 1(q) above.

         e) Tenant shall pay the monthly installments of the Base Rental through the end of the first Lease Year as set forth in paragraph 1(a) above (initially $7773.33 per month plus sales tax), for the first three (3) years of the Initial Lease Term and thereafter the Base Rental shall be increased according to the following schedule:






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

================================================================================
                            Base Rental Calculations
--------------------------------------------------------------------------------
    Lease                       Tenant's              Base Rental    Base Rental
    Year         Dates           SF       Rate PSF     Annually        Monthly
--------------------------------------------------------------------------------
      1     12/1/97-11/30/98     5,830     $16.00      $93,279.96      $7,773.33
--------------------------------------------------------------------------------
      2     12/1/98-11/30/99     5,830     $16.00      $93,279.96      $7,773.33
--------------------------------------------------------------------------------
      3     12/1/99-11/30-00     5,830     $16.00      $93,279.96      $7,773.33
--------------------------------------------------------------------------------

      4     12/1/00-11/30/01     5,830     $16.64      $97,011.24      $8,084.27
--------------------------------------------------------------------------------
      5     12/1/01-11/30/02     5,830     $17.31     $100,917.36      $8,409.78
================================================================================


6. OFFSET: The Tenant hereby waives any and all right to offset or charge any amount owed to Tenant by Landlord against the Base Rental or Tenant's Prorata Share of Operating Expenses, or any other monies due the Landlord by Tenant under this Lease. Tenant shall nevertheless be able to pursue its own separate cause of action for any alleged breach pursuant to this Lease by Landlord.

7.       PAYMENT OF OPERATING EXPENSES.
         Notwithstanding anything to the contrary contained herein, Tenant shall not be obligated to reimburse Landlord for Tenant's Prorata Share of Operating Expenses during the initial Lease Term, expiring August 31, 2002, except for Tenant's limited reimbursement for real estate taxes and insurance costs as set forth in Paragraph 7(c),
(f) and (g) below.


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         c) "Tenant's Prorata Share" of the Operating Expenses shall be equal to a fraction the numerator of which is the Rentable Floor Area and the denominator of which is the Total Rentable Area (37,002 square feet). Accordingly, Tenant's Prorata Share of the Operating Expenses for purposes of this Lease is deemed to be 15.76%.


         f) Tenant's obligation to pay its Prorata Share of the Operating Expenses shall survive the termination of this Lease. Similarly, Landlord's obligation to refund any overpayment of Tenant's Prorata Share of Expenses shall survive termination of this Lease.

         g) LIMITED EXPENSE REIMBURSEMENT DURING INITIAL LEASE TERM ONLY. To the extent that real estate taxes and insurance costs during the Initial Lease Term increase by more than 4% per annum over the amount for such items for the calendar year 1997 (Base Year), Tenant shall pay its Prorata Share of any increase (over and above a 4% increase) as of April 15, 1998 and each succeeding April 15th thereafter for the preceding calendar year's Operating Expense Reimbursement and prorated for any partial lease year.

8. SERVICES TO BE FURNISHED BY LANDLORD. Subject to Paragraph 7 of this Lease, Landlord agrees to use commercially reasonable efforts to furnish Tenant the following services:

         a) Water at those existing points of supply provided for the general or common use of Tenant and other tenants in the Building.


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         b) Central heat and air  conditioning  to the Building,  Service Areas,
Common Areas, and the Premises during Normal Business Hours provided Tenant shall bear the cost of any electric consumption relating to the air conditioning systems within Tenant's Premises and provided further that such services may be interrupted or moderated (with shorter service hours or different temperature settings) by any policies or regulations of any utility or governmental agency. Tenant has certain air conditioning equipment within its Premises which Tenant may access at its choice and Landlord represents that the utility systems, including heating and air conditioning systems and equipment will be in working order at the time Tenant takes occupancy.

         Notwithstanding anything to the contrary as may be set forth herein, Landlord shall replace the compressors or condensers for any HVAC equipment within or serving Tenant's Premises provided Tenant pays for all monthly maintenance and repairs of the HVAC, including normal replacements of fan belts and motors, plus a monthly maintenance and filter changing contract with an entity approved by Landlord, which approval shall not be unreasonably withheld.

         Landlord shall, nevertheless, maintain, replace and repair any of the central air conditioning distribution lines for cooled water which might service the equipment within Tenant's Premises. Landlord shall also maintain, replace and repair the air conditioning systems for the Common Areas.

         c) Routine maintenance and electric lighting service for all Common Areas and Service Areas of the Building in the manner and to the extent deemed by Landlord to be standard and/or reasonable.

         d) Janitorial service to the Premises and all Common Areas, Mondays through Fridays, exclusive of normal business holidays.

         e) Facilities to provide all electrical current as Landlord, in its sole discretion, determines is necessary for normal office use within the Premises and for use and operation of the Common Areas (interior and exterior) with Tenant being responsible for the actual electric consumption within the Premises.

         f) All florescent bulb replacement in the Premises and florescent and incandescent bulb replacement in the Common Areas and Service Areas; however, Tenant shall pay for the replacement of any "high hat" lights or any other special or customized lighting fixture not equivalent to Landlord's standard Tenant finish improvements.

         g) Control of access to the Building during other than Normal Business Hours shall be provided in such form as Landlord deems appropriate; however, Tenant shall be able to access its Premises twenty-four (24) hours per day, seven (7) days per week utilizing the security access codes or controls which Landlord shall supply to Tenant. No prior approval of Landlord shall be required of Tenant in order to access Tenant's Premises. Landlord, however, shall have no liability to Tenant, its employees, agents, invitees or licensees for bodily injury, death, or for damages to or loss of property suffered or incurred by any party whomsoever, caused by or arising from theft or burglary or entry of unauthorized persons onto the Property and neither shall Landlord be required to insure against any such losses except if caused by the Landlord's gross negligence or gross negligence of the Landlord's employees. Tenant shall cooperate fully to maintain security in the Building and on the Property and shall follow all regulations promulgated by Landlord.

         h) Elevator service to each floor of the Premises, provided that Tenant shall be limited in its use of such elevators for the purpose of moving its property in and out of the Building which moving activities shall be done:

     (i) Only during other than Normal Business Hours or such other hours as Landlord may approve in writing;

     (ii) Only after first obtaining Landlord's consent to such use, which request shall be submitted in writing to Landlord no less than five
          (5) days in advance of each desired move (which consent shall not be unreasonably withheld);

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   (iii)  Only after  arranging  with Landlord to obtain  security  and/or other supervisory staff of Landlord to be present during such move; and

     (iv) Only after Landlord advises Tenant in writing of what physical protections Landlord might require Tenant to provide or install in order to protect the Building or its components as a condition precedent to such move. Tenant shall pay Landlord promptly for all costs associated with Tenant's moving including the operation of the elevator (for moving purposes), the cost of any operator, supervisory or security personnel and all other costs required herein. Tenant shall also promptly reimburse Landlord's cost to repair any damage to the elevator or the elevator cab(s), the Common Areas, floors, walls, or other components of the Building resulting from Tenant's moving activities.

         The failure by Landlord to any extent to furnish the defined services noted above, in whole or in part, or the interruption or termination of any such services, or the failure of any equipment or machinery used in the provision of such services to cease to function properly shall not render Landlord liable in any respect nor be construed as an eviction (constructive or otherwise) of Tenant, nor cause an eviction of Tenant, nor cause an offset or abatement of Rent, nor relieve Tenant from the obligation to fulfill any covenant or agreement hereof. Notwithstanding the foregoing, if any of the foregoing defined services is interrupted or terminated for more than seven (7) consecutive business days, Tenant shall have the right to abate rent for up to thirty (30) days after which Tenant shall have the right to terminate this Lease upon giving prior written notice to Landlord provided such services have not been reinstated in the meantime.

9.       IMPROVEMENTS TO THE PREMISES.
         a) Tenant shall be deemed to have accepted the Premises, Building and Property in their "as is" condition as of the date this Lease is executed by Tenant, provided however, the Landlord represents that the utility systems, including heating and air conditioning systems and equipment will be in working order at the time Tenant takes occupancy.

         b) Tenant shall not make any installation(s) or improvement(s) to the Premises except at Tenant's sole cost and expense and only after having obtained Landlord's prior written approval; however, Landlord's approval of the Plans referred to in Paragraph 53 shall constitute Landlord's approval. By taking possession of the Premises, Tenant acknowledges that Tenant shall be deemed to have accepted the Premises, in the "as is" condition as of the date Tenant takes such possession except for the work to be performed by Landlord according to Paragraph 53(b) below.

         c) Landlord grants Tenant the right to install its own internal security system. Tenant will pay for all costs for such installation and maintenance and will be responsible for any costs incurred by Landlord or any other tenant as a result of such installation. Under no circumstances will Tenant allow penetrations to be made in any exterior doors to Tenant's Premises for such installation.

10. MAINTENANCE AND REPAIR OF BUILDING BY LANDLORD. Except for those specific responsibilities of Tenant as provided herein, Landlord shall repair and maintain in good repair and serviceable condition the roof, foundations, exterior walls and windows of the Building, underground utility and sewer pipes outside the exterior walls of the Building (unless covered or made inaccessible by Tenant's use of the Premises), the Exterior Common Areas, the Common Areas (including the first floor lobby area), and the heating, air conditioning, lighting, electrical, ventilation, plumbing, and storm drainage equipment servicing the Building whether located inside or outside the exterior walls of the Building except for such heating and air conditioning^ services within the Premises which Tenant is specifically responsible, provided however, the Landlord represents that the utility systems, including heating and air conditioning systems and equipment will be in working order at the time Tenant takes occupancy. Except as otherwise expressly provided herein, Landlord shall not be required to make any repairs to the Premises.

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11. CARE OF THE PREMISES BY TENANT.  Tenant shall, at its sole expense, keep the
Premises in good repair during the Lease Term, including without limitation, the doors (both sides and door locks and hardware), interior Building windows and interior walls within the Premises. Tenant shall not commit or allow any waste to be committed on any portion of the Premises or the Property, and at the termination of this Lease, Tenant shall deliver up the Premises to Landlord broom clean and in the same good condition as exists at the Commencement Date, ordinary wear and tear and damage by fire and other casualty excepted.

12.      REPAIRS AND ALTERATIONS BY TENANT.
         a) Tenant covenants and agrees with Landlord, at Tenant's sole expense, to repair any damage done to the Premises or any part thereof, including necessary replacement within five (5) days after written notification to Tenant, where such damage is caused by Tenant or Tenant's agents, employees, invitees, visitors, licensees or permitted assigns. All such work or repairs by Tenant shall be in compliance with all applicable laws; provided, however, if Tenant fails to make such repairs or replacements promptly, Landlord may, at its option, make such repairs or replacements, and Tenant shall pay the cost thereof to the Landlord within fifteen (15) days after Landlord's written demand therefore, as additional rent. In such event, Tenant hereby grants Landlord reasonable access to Tenant's Premises for the foregoing purposes. Tenant agrees with Landlord not to make or allow to be made any improvements or alterations to the Premises, install any vending machines on the Premises, or place signs on the Premises which are visible from outside the Premises or in the corridors, without first obtaining the prior written consent of Landlord which consent shall not be unreasonably withheld. Any and all permanent alterations or additions to the Premises made by Tenant shall become the property of Landlord upon installation by Tenant. Upon termination, Landlord may, nonetheless, require Tenant to remove any and all fixtures, equipment and other improvements so installed on the Premises. In the event that Landlord so elects, and Tenant fails to remove such improvements, Landlord may remove such improvements at Tenant's sole expense, and Tenant shall promptly pay Landlord the cost of restoring the Premises to the same condition they were in prior to the installation thereof ordinary wear and tear excepted.

         b) In the event any damage to the Building or the Property is due in whole or in part to the action or inaction of Tenant, or Tenant's agents, employees, invitees, visitors, licensees, or permitted sublessees or assigns, the necessary repair, including replacement, may be made by Landlord, at Tenant's sole cost and expense which shall be due to Landlord as Additional Rent payable within fifteen (15) days after Landlord's written demand, in the event Tenant fails to repair.

13.  GRAPHICS.  Landlord shall provide and install,  at Landlord's sole expense, all letters or numerals on doors entering the Premises or on a wall near Tenant's main entry door. All such letters and numerals shall be in the standard graphics as approved by Landlord for the Building, and no other sign, graphics or other displays which are visible outside the Premises shall be permitted without Landlord's prior written consent which consent shall not be unreasonably withheld. A directory in the lobby designed and maintained by the Landlord shall contain the name of all tenants within the Building. The foregoing notwithstanding, Landlord agrees to put three (3) company names for Tenant on the lobby directory and to install Tenant's name on the ground level exterior sign marquee facing Spanish River Boulevard.

14.      USE OF ELECTRICAL SERVICES BY TENANT.
         a) Tenant's use of electrical services furnished to the Premises by Landlord shall not exceed, either in voltage, rated capacity, or overall load that which Landlord in its reasonable discretion determines, from time to time, is necessary for normal office use including normal desk-top office equipment, including computers and computer related equipment, and normal copying equipment. In the event Tenant shall request that it be allowed to consume electrical services in excess of that so determined by Landlord to be necessary, Landlord may refuse to consent to such usage or may consent upon such conditions as Landlord elects including the requirement that upgraded supply facilities, panels, and/or sub-meters be installed at Tenant's expense.

         b) Air conditioning and heat shall not be supplied to the Common Areas of the Building other than during Normal Business Hours; however, Tenant may utilize

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air  conditioning and heating  equipment  within its Premises,  twenty-four (24)
hours a day, seven (7) days a week, recognizing that Tenant is responsible for 100% of the electrical costs associated with the use of such air conditioning and heating equipment, as per separate meter. No separate overtime charges will be due for Tenant's use of the aforementioned air conditioning and heat as long as Tenant pays for the electric consumption required.

15.      PARKING.
         a) No permanent or part time employee, agent, or subcontractor of Tenant or any person who has a work station within Tenant's Premises shall be permitted to park in any parking space designated as "Visitor" or in any space designated (by letter identification on such parking space) for use by another tenant ("Other Tenant") as such Other Tenant spaces may be designated from time to time by Landlord. The Visitor Parking Spaces or other tenant spaces as designated from time to time by Landlord shall not be occupied by any person who conducts part-time or full-time work on or about Tenant's Premises and shall be reserved for customers (not employees) of tenants within the Building.

         b) Landlord shall have the right, after reasonable notice to Tenant and in Landlord's sole and reasonable discretion, to change the location of any designated or undesignated parking spaces whether for visitors, other tenants, handicapped or otherwise.

         c) During the Lease Term, Tenant shall have the right to use the undesignated parking spaces in the parking areas located on the Property at no cost to Tenant, such undesignated parking spaces and all driveways and walkways located on the Property to be used by Tenant on a non-exclusive basis with Landlord and other tenants of the Building, their employees, guests and invitees. Landlord shall have the right, in Landlord's sole and reasonable discretion, to establish rules and regulations for use of the driveways, walkways, parking spaces and areas and to designate the right to the exclusive use of particular parking spaces to other tenants in the Building or Visitors. Landlord shall also have the right to establish or modify the methods used to control traffic and parking on the Property, including, without limitation, the installation of traffic control devices or the hiring of parking attendants.

         d) Tenant, its employees and customers and all other tenants and occupants of the Building shall have access to the parking area through common driveways. The parking areas shall be available at no cost or expense to Tenant and the use thereof shall be deemed non-exclusive and shall be available to all tenants and their employees, licensees, and guests, other than the reserved spaces as may be selected and located in Landlord's sole discretion and except for the designated visitor parking spaces as may be selected and located in Landlord's sole discretion. Landlord may, at any time, during the term of the Lease, by notice to Tenant, designate for Tenant's use, other reasonable parking spaces on the land, provided the total number of parking spaces is not reduced, and said parking area is within reasonable walking distance of the Premises. No commercial or recreational vehicles shall be parked in the parking areas except those vehicles parked on a temporary basis while delivering, repairing or servicing the Building and/or its tenants. Landlord shall be responsible for all maintenance of the parking area.

         e) Landlord shall not be liable for any damage to or any theft of any vehicle, or any contents therefrom, while in or about the parking areas located on the Property.

         f) Landlord reserves the right to enforce these restrictions or designations by towing violators or other enforcement actions as Landlord deems necessary and reasonable.

         g) Notwithstanding anything to the contrary as may be set forth in this Lease, Tenant shall be entitled to five (5) assigned parking spaces at locations as selected by Landlord. Such assigned spaces may be re-assigned and/or relocated by Landlord in Landlord's sole discretion and any such re-assignment shall have the Tenant's name on each such parking block stop. In addition, Tenant shall have the right to twenty-five (25) unassigned parking spaces, which shall be shared with other tenants of the Building.

         h) Each employee of Tenant who is requested to park in an assigned space at the Building shall first provide Landlord with the name, vehicle make and license number of each such person and only those persons so pre-registered with Landlord shall be permitted

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to park in the parking spaces specifically  designated and assigned to Tenant as provided herein. If any such employee or designee does not park in such space as designated for its use and parks somewhere else in the parking structure or elsewhere on the Property, Landlord may tow such automobile of any employee or party violating these restrictions whether or not the Tenant is financially complying with its parking charge payments to Landlord.

         i) MAXIMUM NUMBER OF EMPLOYEES. Notwithstanding anything to the contrary as may be set forth in this Lease, Tenant hereby represents to Landlord that it shall not employ on a full time basis more than thirty-five (35) persons who shall conduct business on or about the Premises of Tenant as defined herein or who may, at any one time, be expected to utilize more than thirty-five (35) parking spaces on the Property. As required in this Paragraph 15, these employees may be required to register their names and automobiles with Landlord.

         j) MEETINGS OR TRAINING SESSIONS. Tenant will be allowed to conduct meetings or training sessions within the Premises during Normal Business Hours, provided Tenant will not utilize more than forty (40) parking spaces at any one time for its guest, invitees or employees.

16. LAWS AND REGULATIONS. Tenant agrees to comply with all applicable laws, ordinances, rules and regulations of any governmental entity, agency or authority having jurisdiction of the Premises or Tenant's use thereof.

17. BUILDING RULES AND REGULATIONS. Tenant will comply with the rules and regulations of the Building adopted and modified by Landlord from time to time and will cause all of its agents, employees, invitees and visitors to do so. Landlord shall provide Tenant with notice of all such rules and regulations and any modifications thereto. The Rules and Regulations currently in effect are attached hereto as Exhibit "D".

         In addition to the Rules and Regulations attached as Exhibit "D", Tenant shall comply with the following:

         Landlord has designated the Building and all areas within the Building to be non-smoking areas and neither nor its invitees, customers or employees shall be permitted to smoke within the Building or the Premises.

         No birds, dogs, cats or other animals of any kind shall be brought into or kept about the Building or the Premises, with the exception of animals trained to assist handicapped persons.

18. ENTRY BY LANDLORD. Tenant agrees to permit Landlord or its agents or representatives to enter into and upon any part of the Premises at all reasonable hours and with advance notice (and in emergencies at all times) to inspect the condition, occupancy or use thereof, to show the Premises to prospective purchasers, mortgagees, tenants or insurers, and to clean or make repairs, alterations or additions thereto, and Tenant shall not be entitled to any abatement or reduction of Rent by reason thereof; provided, however, that Tenant's business is not reasonably interrupted by any of the foregoing activities.

19.      ASSIGNMENT AND SUBLETTING.
         a) Tenant shall not assign, sublease, transfer, pledge, encumber or otherwise convey this Lease, the Premises or any portion thereof or interest therein (a "Transfer"), as the case may be, either voluntarily or by operation of law, without Landlord's prior written consent, which consent shall not be unreasonably withheld. If Tenant is either a corporation or a partnership, any sale, transfer, pledge, encumbrance or other conveyance of any stock or partnership interests therein shall comprise a Transfer. A partial assignment of Tenant's leasehold interest shall comprise a Transfer. Any attempted assignment or Transfer by Tenant in violation of the terms and covenants of this paragraph shall be void.

         b) In the event Landlord consents to any assignment of this Lease or any sublease of all or any part of the Premises, Tenant shall pay to Landlord, on a monthly basis, an amount equal to all rent and other consideration paid under said assignment or sublease

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during each month in excess of the Base  Rental for said month and Tenant  shall remain liable for the full and faithful performance of all the covenants and conditions of this Lease.

20. MECHANIC'S LIENS. Tenant will not permit any mechanic's lien or liens to be placed upon the Premises or any portion of the Property, and nothing in this Lease shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied, by inference or otherwise, to any person for the performance of any labor or the furnishing of any materials to the Premises or any part of the Property, or as giving Tenant any right, power or authority to contract for or permit the rendering of any services or the furnishing or any materials that would or might give rise to any mechanic's or other liens against the Premises or any part of the Property. This provision shall comprise notice to all parties that Landlord's interest in the Property, including the Premises, are and shall not be subject to liens or liability to secure or satisfy claims of any party contracting or otherwise dealing with Tenant or Tenant's agents or contractors. In the event any such lien is claimed against the Premises or any part of the Property, then Tenant shall discharge same or transfer such lien to security other than the Premises and the Property, as soon as possible, but no later than ten (10) days after notice thereof. In the event that Tenant fails to discharge or otherwise remove any such liens, then, in addition to any other right or remedy of Landlord, Landlord may, but shall not be obligated to, discharge the same. Any amount paid by Landlord pursuant to this Paragraph shall be reimbursed by Tenant to Landlord promptly after Landlord's demand therefore as additional Rent, but no later than thirty
(30) days thereafter.

21.      PROPERTY INSURANCE.
         a) Subject to Tenant's compliance with Paragraph 7 of this Lease, Landlord shall maintain fire and extended coverage insurance (broad form) on the Building in an amount as Landlord shall deem appropriate and payments for losses thereunder shall be made solely to Landlord or Landlord's mortgagee(s), as their interests shall appear.

         b) Tenant shall maintain, at its sole expense, in an amount equal to full replacement cost, fire and extended coverage insurance on all of its improvements and personal property, including removable trade fixtures, located at the Premises and such additional amounts as are required to meet Tenant's obligations pursuant to Paragraph 25 hereof. Upon the execution of this Lease, upon policy renewals and upon Landlord's request from time to time, Tenant shall provide Landlord with current certificates of insurance evidencing Tenant's compliance with the terms of this Paragraph 21 and Paragraph 22 hereof. Tenant shall, simultaneously with the execution of this Lease, obtain and deliver to Landlord the written agreement or endorsement of Tenant's insurers to notify Landlord by certified mail, return receipt requested, at least 30 days prior to the cancellation, expiration or modification of any insurance coverage required of Tenant herein.

22. LIABILITY INSURANCE. Tenant, at its sole expense, shall maintain a policy or policies of comprehensive general liability insurance with respect to its activities in the Building and on the Property, with the premiums thereon fully paid on or before the due date therefore, issued by and binding upon an insurance company approved by Landlord. Such insurance shall afford minimum protection of not less than $1,000,000.00 combined single limit for bodily injury and property damage, and Landlord shall be named as an insured thereon.

23. ASSUMPTION OF RISKS. Landlord shall not be liable to Tenant or Tenant's customers, licensees, invitees, agents, guests or employees for any loss of life, injury, loss or damages to its, his or their persons or property created by any cause whatsoever, including, but not limited to:

               (i) Acts or omissions of Landlord, its employees, agents or independent contractors unless such acts or omissions are grossly negligent or willful;

               (ii) The acts or omission of any other tenant in the Building;

              (iii) Construction  defects,  water,  rain, sleet,  fire,  storms, negligence and accidents, breakage, stoppage or leaks of gas, water heating or sewer pipes, boilers, wiring or plumbing; or

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               (iv) Any  other  defects  (latent  or  patent)  in or  about  the
                    Premises. Tenant expressly assumes all liability for or on account of any such loss of life, injury, loss or damage, and shall at all times, indemnify, defend and save Landlord harmless from and against all claims, causes of action, liability, damage or expense, including, without limitation, attorneys' fees and costs suffered or incurred by Landlord by reason of any loss of life, injury, loss or damage to persons or property arising out of, related to or connected with the occupancy, use, repair or maintenance of the Premises or any other portion thereof by Tenant, its
                    employees,  agents,  customers,   invitees,   licensees,  or
                    contractors or due in whole or in part to the acts or omissions of Tenant, its employees, agents, customers, invitees, licensees, or contractors.

24. WAIVER OF SUBROGATION RIGHTS. Anything in this Lease to the contrary notwithstanding, Tenant and Landlord hereby waive any and all rights of recovery, claim, action, or cause of action, against the other, its agents, officers or employees, for any loss or damage that may occur to the Premises, the Building or the Property, or any improvements thereto, or any personal property of Tenant or Landlord therein, by reason of fire, the elements or any other causes which are insured against under the terms of the fire and extended coverage insurance policies which either party is required to carry as required herein, regardless of cause or origin, including the negligence of either party, its agents, officers or employees; provided that such waiver by Tenant or Landlord does not limit in any way the other party's right to recovery under such insurance policies. Tenant shall obtain an endorsement to all of its insurance policies which provides that the waivers set forth in this Paragraph 24 shall not limit Tenant's right to recover under such policies, and upon the execution hereof Tenant shall deliver a copy of such endorsement to Landlord.

25.      CASUALTY DAMAGE.
         a) If the Premises or any part thereof shall be damaged by fire or other casualty and all or any portion of the Building shall be so damaged that substantial reconstruction of the Building, shall in Landlord's sole opinion, be required (whether or not the Premises shall have been damaged by such casualty), or if the Premises shall by reason of such occurrence be rendered substantially untenantable, or if the holder of any mortgage on the Property should require that the insurance proceeds payable as a result of a casualty be applied to the payment of the mortgage debt, or if a casualty should occur during the last two
(2) years of the Lease Term or during any renewal period, or if insurance proceeds actually received or expected to be received by the either Landlord or Tenant (excluding amounts paid to the holders of mortgages upon the Property) are insufficient for full repair of the casualty, or if the casualty is not covered by Landlord's insurance, Landlord may, at its option, terminate this Lease by notifying Tenant in writing of such termination within ninety (90) days after the date of such damage.

         b) If any of the events set forth in subparagraph (a) above take place or occur and if Landlord does not elect to terminate this Lease, Landlord's obligation to restore shall be limited to the restoration of the Leasehold Improvements provided that Tenant makes available to Landlord all of Tenant's insurance proceeds for the purposes of accomplishing this restoration to be undertaken by Landlord, but specifically excluding any insurance proceeds that are intended to reimburse Tenant for loss of its equipment, desks, personal property and leasehold improvements installed by the Tenant not attached to, but located within, the Premises.

         c) Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage or the repair thereof. If the Premises or any other portion of the Building shall be damaged by fire or other casualty resulting from the fault or negligence of Tenant or any of Tenant's agents, employees, or invitees, the Rent hereunder shall not be diminished during the repair of such damage, and Tenant shall be liable to Landlord for the entire cost of the repair and restoration of the Building caused thereby; otherwise, Landlord shall allow Tenant a prorata abatement of Rent during the time and to the extent the Premises are unfit for occupancy as a result thereof.

26. CONDEMNATION. If more than twenty percent (20%) of the Property shall be taken for any public or quasi-public use, by right of eminent domain or otherwise, or if

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more than twenty percent (20%) shall be sold in lieu of condemnation,  then this
Lease shall terminate as of the date when physical possession of the Property is taken. If less than twenty percent (20%) of the whole of the Property is thus taken or sold (whether or not the Premises are affected thereby), then Landlord may, at its option, terminate this Lease by giving written notice thereof to Tenant, in which event this Lease shall terminate as of the date when physical possession of such portion of the Property is taken. If this Lease is not terminated after any such taking or sale of the Property and the Premises are directly affected by such taking, the Base Rental payable hereunder shall be reduced in the same proportion that the Floor Area of the Premises so taken or conveyed bears to such Floor Area immediately prior to such taking or conveyance, and Landlord shall restore the Building and the remaining Premises to substantially their former condition. All amounts awarded upon a taking of any part or all of the Property shall belong to Landlord, and Tenant shall not be entitled to and expressly waives all claims to any such compensation.

27. DAMAGES FROM CERTAIN CAUSES. Landlord shall not be liable to Tenant for any delays in performance of Landlord's duties hereunder or for any loss or damage to any property or person occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition, order of governmental body or authority or any other cause beyond the control of Landlord. Landlord shall not be liable to the Tenant for any damage or delay or inconvenience which may arise in connection with the repair or alteration of any part of the Property resulting from the foregoing or other causes. However, should Tenant's Premises become unusable due to certain causes, the rent shall be abated during the period Tenant is not able to occupy the Premises.

28.      EVENTS OF DEFAULT/REMEDIES.
         a) The following events shall be deemed to be events of default by Tenant under this Lease:

               (i) Tenant shall fail to pay any Rent or any other sums of money due hereunder and such failure shall continue for a period of ten (10) days after the date such Rent or other sums is due (with no notice being required of Landlord); hereinafter referred to as a "Monetary Default:;

               (ii) Tenant  shall  fail to comply  with any  other  Non-Monetary provision of this Lease or any other agreement between Landlord and Tenant, if applicable, after Landlord has provided thirty (30) days prior written notice of such Non-Monetary Default and Tenant has failed to cure such Non-Monetary Default within said thirty (30) days provided; however, if such default cannot be cured within thirty (30) days and if Tenant is diligently attempting to cure such Default, Landlord shall grant such additional reasonable time as may be necessary to cure such Non-Monetary Default, but in no event shall Landlord grant more than ninety (90) days to cure a Non-Monetary default;

               (iii)The leasehold  hereunder demised shall be taken on execution or other process of law in any action against Tenant;

               (iv) Tenant shall fail to promptly move into,  take possession of and operate its business on the Premises when the Premises are ready for occupancy or shall cease to do business in or vacate or abandon any substantial portion of the Premises for more than ten (10) consecutive days;

               (v) Tenant shall become insolvent or unable to pay its debts as they become due, Tenant files a petition in bankruptcy or for reorganization under the bankruptcy laws or an admission, answer or other responsive pleading consenting to, or requesting the relief afforded by the bankruptcy laws;

               (vi) Tenant  makes an  assignment  for the benefit of  creditors, within the meaning of the bankruptcy laws or Tenant consents to the appointment of a receiver or custodian for all or a substantial part of its property; or

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               (vii)The filing against Tenant of a petition in bankruptcy or for reorganization under the bankruptcy laws, the adjudication of Tenant as a bankrupt, the entry of a court order appointing a receiver, custodian or trustee for all or a substantial part of its property without its consent or the assuming of custody or sequestration by a court of competent
                    jurisdiction  of  all  or  substantially   all  of  Tenant's
                    property, and within thirty (30) days thereafter such filing is not dismissed, or such court order is not vacated or such assumption or sequestration is not released, or if the Tenant does not bond off the risk to Landlord to Landlord's reasonable satisfaction, which shall not be unreasonably denied; or

             (viii) The adjudication of Tenant as a bankruptor; or

               (ix) Tenant shall attempt to assign, transfer,  sublet all or any part of its interests in the Premises or in this Lease without Landlord's prior written consent subject to the provisions of Section 19 above.

         b) Upon the occurrence of any event or events of default or other breach of this Lease by Tenant, whether enumerated in this Paragraph or not, Landlord shall have the option to pursue any one or more of the following remedies:

               (i) Landlord shall have the right, at its election, to cancel and terminate this Lease and dispossess Tenant by summary proceedings or other lawful means;

               (ii) Landlord  shall have the right to declare  all  amounts  and rents due under this Lease for the remainder of the existing term (and any applicable extension or renewal thereof) to be immediately due and payable, and thereupon all rents and other charges due hereunder to the end of the initial term and any renewal term, if applicable, shall be accelerated; however, Landlord shall credit Tenant for any re-renting income for the Premises, after deducting Landlord's costs necessary to obtain such alternate source of rent.


             (iii) Landlord may elect to enter and repossess the Premises and relet the Premises for Tenant's account, holding Tenant liable in damages for all expenses incurred in any such reletting and for any difference between the amount of rent received from such reletting and the rent due and payable under the term of this Lease; and

               (iv) Landlord may enter upon the Premises and do whatever  Tenant is obligated to do under this Lease (and Tenant agrees to reimburse Land- lord on demand for any expenses which Landlord may incur in effecting compliance with Tenant's obligations under this Lease and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action). All such remedies of Land-lord shall be cumulative and not exclusive, and in addition, Landlord may pursue any other remedies that may be permitted by law or in equity. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default or remedy.

         c) This Paragraph 28 shall be enforceable to the maximum extent permissible by applicable law, and the unenforceability of any portion hereof shall not thereby render unenforceable any other portion.

         d) Landlord shall not be in default hereunder unless Landlord has not begun to cure any failure of its obligations hereunder within thirty (30) days after the receipt by Landlord of written notice from Tenant of the alleged failure to perform and does not continue

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to pursue the cure thereof.  Except as otherwise  specifically  provided in this
Lease, in no event shall Tenant have the right to terminate or rescind this Lease or to offset the Rent amount due Landlord as a result of Landlord's default as to any covenant or agreement contained in this Lease or as a result of the breach of any promise or inducement hereof, whether in this Lease or elsewhere. Tenant hereby waives such remedies of termination and rescission and hereby agrees that Tenant's remedies for default hereunder and for breach of any promise or inducement by Landlord shall be limited to a suit for damages and/or injunction. Tenant hereby covenants that, prior to the exercise of any such remedies, it will give the mortgagees on the Property written notice and a reasonable period of time in which to cure any alleged default. Notwithstanding anything to the contrary contained herein, nothing shall prevent Tenant from maintaining or asserting any of the foregoing remedies (or any other remedy) in a proceeding instituted by either party to enforce that party's rights under this Lease. Tenant is only prevented from unilaterally withholding rent without filing its own cause of action versus Landlord.

         e) TENANT HEREBY WAIVES ANY RIGHT IT OR ITS SUCCESSORS OR ASSIGNS MAY HAVE TO A JURY TRIAL IN ANY LITIGATION BETWEEN LANDLORD AND TENANT ARISING OUT OF OR RELATING TO THIS LEASE. TENANT ACKNOWLEDGES THAT THIS PROVISION WAS A MATERIAL INDUCEMENT TO LANDLORD ENTERING INTO THIS LEASE.

29. TENANT'S PROPERTY TAXES AND ASSESSMENTS. Tenant shall be liable for all taxes levied or assessed against the personal property, furniture fixtures and equipment placed by or used by Tenant in the Premises or as presently exists within the Premises. If any such taxes for which Tenant is liable are levied or assessed against Landlord or the Property or if the assessed value of the Property is increased by inclusion of the personal property, furniture, fixtures and equipment now located within the Premises or to be placed by Tenant in the Premises or used within the Premises by Tenant, Tenant shall promptly pay to Landlord upon demand that part of such taxes for which Tenant is liable hereunder.

30. PEACEFUL ENJOYMENT. Tenant shall, and may peacefully have, hold and enjoy the Premises against all persons claiming by, through or under Landlord, subject to the other terms hereof, provided that Tenant pays the Rent and other sums to be paid by Tenant hereunder and performs all of Tenant's covenants and agreements herein contained.

31.      RELOCATION.  Omitted.

32. HOLDING OVER. In the event Tenant continues to occupy the Premises after the termination of this Lease (as it may be extended by written agreement of the Landlord and Tenant), Tenant covenants and agrees, throughout the entire holdover period, to pay monthly rent equal to twice the Base Rental for the last full month immediately preceding the termination of this Lease. No possession by Tenant after the expiration of the terms of this Lease shall be construed to extend the term of this Lease. Throughout any holdover period Tenant shall by deemed a tenant-at-sufferance.

33.      SUBORDINATION TO MORTGAGE.
         a) This Lease is and shall be subject and subordinate to any ground lease, mortgage, deed of trust or other lien created by Landlord, whether presently existing or hereafter arising upon all or any portion of the Property and to any renewals, refinancing and extensions thereof. Landlord is hereby irrevocably vested with full power and authority to subordinate this Lease to any ground lease, mortgage, deed of trust or other lien now existing or hereafter placed upon all or any portion of the Property, and Tenant agrees upon demand to execute such further instruments subordinating this Lease or attorning to the holder of such ground lease, mortgage, deed of trust or other lien as Landlord may request.^ Landlord will use its best efforts to obtain a subordination and non-disturbance agreement from Landlord and its lender which shall be in the form attached as Exhibit "H".

         b) Tenant agrees that it shall from time to time within fifteen (15) days after request by Landlord execute and deliver to such persons as Landlord shall request a statement in recordable form certifying that:


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               (i)  This  Lease is  unmodified  and in full  force and effect or stating any modifications thereto;

               (ii) Stating  the dates of which rent and other  charges  payable under this Lease have been paid;

               (iii)Stating  that  Landlord is not in default  hereunder  (or if
                    Tenant alleges a default stating the nature of such alleged default); and

               (iv) Further  stating  such  other  matters  as  Landlord  or its mortgagee(s) shall reasonably require. Tenant shall, in the event of the sale or assignment of Landlord's interest in all or any portion of the Property or in the event of any proceedings brought for the foreclosure of, or in the event of the exercise of the power of sale under, or transfer in lieu of foreclosure of any mortgage, or other lien made by Landlord covering the Premises, attorn to the purchaser and recognize such purchaser as Landlord under this Lease and Tenant agrees that such purchaser shall not be liable for any prior act, omission or default by Landlord or subject to any offset or defenses Tenant may have against Landlord.

34.      LANDLORD'S LIEN.  Omitted.

35. ATTORNEY'S FEES. The parties hereto agree that the prevailing party shall be entitled to recover from the non-prevailing party all reasonable attorneys' fees and costs incurred in litigation between the parties hereto arising out of or related to this Lease. The term attorneys' fees and costs as used in this Lease shall mean such costs at all levels from pretrial through final appeal.

36. NO IMPLIED WAIVER. The failure of Landlord to insist at any time upon the strict performance of any covenant or to exercise any right or remedy in this Lease shall not be construed as a waiver thereof for the future. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installment of rent due under this Lease shall be deemed to be other than on account of the earliest rent due hereunder, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy provided in this Lease or at law or equity.

37. LIMITATION OF LIABILITY. The liability of Landlord for any default by Landlord under this Lease shall be limited to the interest of Landlord in the Property. Tenant agrees to look solely to such interest for the satisfaction thereof and neither Landlord nor any of its partners shall be personally liable for any obligations hereunder.

38. SECURITY DEPOSIT. The Security Deposit shall be held by Landlord without liability for interest and as security for the performance by Tenant of Tenant's covenants and obligations under this Lease, it being expressly understood that the Security Deposit shall not be considered an advance payment of rental, nor a "Rent Deposit" as defined in Subparagraph 5(d), nor should the Security Deposit be considered a measure of Landlord's damages in case of default by Tenant. Landlord may, from time to time, without prejudice to any other remedy, apply the Security Deposit to arrearage of rent or to the cost of performing any other covenant or obligation of Tenant hereunder. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. If Tenant is not in default at the termination of this Lease, the balance of the Security Deposit remaining after any such application(s) shall be returned by Landlord to Tenant. If Landlord transfers its interest in the Premises during the term of this Lease, Landlord may assign the Security Deposit to the transferee and thereafter Landlord shall have no further liability for the return of such Security Deposit.

39. NOTICE. Any notice or demand given pursuant to this Lease must be in writing and be given or be served by depositing the same in the United States mail, postpaid and certified and addressed to the party to be notified, with return receipt requested, or by delivering the same in person or by commercial overnight courier service to such party to

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be notified at the address  stated in this Lease or such other  address of which notice has been given to the other party in accordance with the terms of this Paragraph 39. Notice deposited in the mail in the manner hereinabove described shall be effective from and after the expiration of three (3) days after it is so deposited. Notwithstanding any provision of this Lease to the contrary however, Landlord may always give Tenant notice by addressing or delivering same to the Premises. Until further notice, the addresses for the parties shall be as follows:

As to Landlord:                  SPANISH RIVER EXECUTIVE PLAZA, LIMITED
                                 c/o Mackey/Krumm Ventures,Inc., General Partner
                                 1601 Forum Place, Suite 805
                                 West Palm Beach, FL  33401

                                  Attn: Walter J. Mackey, Jr.

With copies to:                   SPANISH RIVER EXECUTIVE PLAZA, LIMITED
                                  c/o Mackey/Krumm Ventures Management Office
                                  4800 North Federal Highway, Suite 100-C
                                  Boca Raton, FL 33431

As to Tenant:                     Manchester Equipment Co.
                                  Spanish River Executive Plaza
                                  185 N.W. Spanish River Blvd.
                                  Suite 270
                                  Boca Raton, FL 33431

With copies to:                  ------------------------------------
                                 ------------------------------------
                                 ------------------------------------


40. SEVERABILITY. If any term or provision of this Lease, or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

41. RECORDATION. Tenant agrees not to record this Lease or any memorandum hereof, but Landlord may record this Lease or a memorandum thereof, at its sole election, and Tenant agrees to execute such memorandum upon request by Landlord.

42. GOVERNING LAW. This Lease and the rights and obligations of the parties hereto shall be interpreted, construed and enforced in accordance with the laws of the State of Florida.

43. TIME OF PERFORMANCE. Except as expressly otherwise herein provided, with respect to all required acts of Tenant, time is of the essence of this Lease.

44. FORCE MAJEURE. Whenever a time period is herein prescribed for Landlord or Tenant to take action, neither Landlord nor Tenant shall be liable or responsible for, and there shall be excluded from the computation of such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions, financing, or any other cause whatsoever beyond the control of either Landlord or Tenant.

45. TRANSFERS BY LANDLORD. Landlord shall have the right to transfer and assign, in whole or in part, all its rights and obligations hereunder and in the Premises, and, in such event and upon such transfer, Landlord shall be released from any further obligations hereunder, and Tenant agrees to look solely to such successor in interest of Landlord for the performance of such obligations. However, Landlord shall remain liable

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for any  adjudicated  judgment  in favor of Tenant   provided  that  Tenant  has
commenced, and served Landlord with written notice thereof, an action prior to such transfer.

46. BROKERS. Landlord and Tenant represent and warrant to each other that neither of them has employed, engaged, or consulted with any broker in connection herewith except for Gimelstob Realty Better Homes and Gardens ("Broker"). Landlord and Tenant hereby agree to indemnify and to hold each other harmless against any loss, expense or liability with respect to any claims for commissions or brokerage fees arising out of any breach of the foregoing representation and warranty. Broker shall be paid by Blasland, Bouck & Lee, Inc. for any commission due on the lease term through December 31, 1999; Broker's commission due after December 31, 1999 shall be paid by Landlord. Such commissions shall be paid by both parties upon Commencement of the Lease.

47. EFFECT OF DELIVERY OF THIS LEASE. Landlord has delivered a copy of this Lease to Tenant for Tenant's review only, and the delivery hereof does not constitute an offer to Tenant until or unless it has been fully executed by both Tenant and Landlord.

48. CAPTIONS. The paragraph captions used herein are for convenience and reference only.

49. JOINT AND SEVERAL LIABILITY OF TENANT. If there is more than one person comprising Tenant, the obligations imposed upon Tenant hereunder shall be joint and several. If there is a guarantor or guarantors of Tenant's obligations hereunder, Landlord need not first proceed against Tenant before proceeding against any such guarantor, nor shall any such guarantor be released from its guaranty for any reason whatsoever, including, without limitation, any amendment to this Lease, any waiver of any provision hereof or the failure to give such guarantor any notice hereunder.

50. ENTIRE AGREEMENT. This Lease constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. There are no terms, understandings, representations or warranties, express or implied, other than those set forth herein. All prior communications, negotiations, representations, agreements and understanding, whether oral or written, between the parties hereto are merged herein.

51. AMENDMENTS. This Lease may not be modified or amended, except by an instrument in writing and signed by both parties hereto.

52. BINDING EFFECT. This Lease shall be binding upon and inure to the benefit of Landlord, its successors and assigns, and Tenant, its heirs, personal representatives, successors and, to the extent assignment is permitted under the provisions hereof, Tenant's assigns.

53.      LEASEHOLD IMPROVEMENTS AND ACCEPTANCE OF PREMISES.
         a)       SUBSTANTIAL COMPLETION.  Omitted.

         b) "AS IS" CONDITION OF PREMISES. Notwithstanding anything to the contrary as may be set forth herein, Landlord and Tenant agree that Tenant is accepting the Premises in their current "as is" condition, less reasonable wear and tear, provided however, that Landlord represents the utility systems, including heating and air conditioning systems and equipment be in working order at the time Tenant takes occupancy, as of December 1, 1997, (other than removal of existing tenant's equipment and fixtures and Landlord's obligation to paint the Premises and clean the carpeting), and that any other tenant finish work, improvements, or equipment as may be needed by Tenant for its specified use of the Premises shall be paid for exclusively by Tenant and shall be installed by Tenant only after having received Landlord's prior written approval for such improvements, which shall not be unreasonably withheld, provided Tenant:

               (i) provides a copy of the plans for such other tenant finish work to Landlord;

               (ii) pays for all costs of such other tenant finish work; and


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              (iii) indemnifies  Landlord for any liability in  connection  with such other tenant finish work.

         c) For purposes of this Lease, the Premises are already deemed to be Substantially Complete as of the date Tenant executes this Lease with no permit needed from the City of Boca Raton.

         d) Tenant shall be solely responsible for satisfying all governmental regulations having jurisdiction over Tenant's use of the Premises or Tenant's operations in the Building. No exhaust system, electrical hook-up, or electric and/or gas appliances shall be installed by Tenant without Landlord's prior approval which approval shall not constitute compliance by Tenant with any governmental approval as may be required herein of Tenant.

         e) LEASEHOLD IMPROVEMENTS. Except for those portions of the Premises which Tenant is accepting in their "as is" condition, those improvements which shall be the responsibility of Landlord to complete are referred to as "Landlord's Additional Work" and are listed separately below and unless so identified, Landlord shall not be obligated to complete any other work or make any improvements to the Premises. Landlord's Additional Work shall include:

               (i)  Re-painting the Premises throughout (painted surfaces only) with Tenant's choice from Building Standard Selections.

               (ii) Landlord  shall clean the carpets within the Premises and in the event such cleaning is not successful pursuant to commercial standards, Landlord will give Tenant a Seven Hundred and No/100 Dollar ($700.00) allowance for the purposes of installing new carpeting from Landlord's Building Standard selections.

         f) TENANT ACCEPTANCE. Tenant and its agents have been provided with full opportunity to inspect the condition and construction quality of the Premises prior to executing this Lease and have thereby been deemed to have accepted all such existing conditions as of the date Tenant executes this Lease unless any such conditions are to be changed or modified according to the definition of Landlord's Additional Work provided in this paragraph 53.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease in multiple original counterparts on the day and year first above written.

WITNESSES:                               TENANT:
                                         MANCHESTER EQUIPMENT COMPANY,
                                         INC.


_____________________________            By:/s/ Barry Steinberg
                                           ---------------------
                                              Barry Steinberg
_____________________________                 President


WITNESSES:                                   LANDLORD:
                                             SPANISH RIVER EXECUTIVE PLAZA,
                                             LTD., a Florida Limited Partnership


_____________________________                 By:_/s/ Walter J. Mackey, Jr.
                                              -----------------------------
                                              Walter J. Mackey, Jr., President
_____________________________                 MACKEY/KRUMM VENTURES, INC.,
                                              General Partner






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EXHIBITS ATTACHED:

"A" Real Property Description
"B" Floor Plan of Premises
"C" Work Letter - Omitted.
"D" Rules and Regulations
"E" Floor Plan of Premises and Offered Premises - Omitted.
"F" Broker Disclosure Statement - Omitted
"G" Radon Gas Disclosure
"H" Form of Subordination and Non-Disturbance



















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